ARGENT MID CAP ETF Ticker Symbol: AMID Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS September 30, 2024 www.argentetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 30, 2024 , are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.argentetfs.com. You can also get this information at no cost by calling 215-882-9983.

INVESTMENT OBJECTIVE
The Argent Mid Cap ETF (the “Fund”) seeks to outperform the Russell MidCap® Index over the long term.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.52%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.52%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$53	$167	$291	$653
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2024, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of mid-capitalization companies (i.e., companies with market capitalizations in the range of the Russell MidCap® Index) that the Sub-Adviser (Argent Capital Management LLC) believes are high quality, enduring businesses. Under normal circumstances, the Sub-Adviser expects the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in mid-capitalization companies. The Fund will generally hold 40 to 50 stocks of mid-capitalization companies that have daily trading volume of at least $8 million. While it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweighted compared to others because the Sub-Adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.
The Sub-Adviser utilizes a multi-step process that is based in part on a bottom-up fundamental investment research process and a quantitative screening process which is described as the “Argent Alpha Model”. The qualitative research and analysis performed by the Sub-Adviser emphasizes identifying good businesses and seeks to identify overlooked and under-appreciated companies in the Fund’s investment universe while the quantitative process is designed to identify incremental changes in a company’s fundamentals and outperforming factors within the sectors in which a company operates. The Argent Alpha Model will analyze quantitative measures such as return on invested capital, cash flow return on investment, revenue and earnings results, as it seeks to identify incremental improvements at the company level. The Sub-Adviser believes that good businesses are those that exhibit above average profitability, generate above-average cash flow and have management teams that are good stewards of capital, amongst other factors.
The investment process initially consists of approximately 1,500 companies with market capitalizations in the range of the Russell MidCap® Index ($364 million to $93 billion). These companies are screened for market liquidity with only those companies with a daily trading volume of $8 million or more making it to the next step of the investment process (approximately 1,200 companies). Next, the Sub-Adviser segregates the remaining companies into traditional sectors for further analysis. Stocks are then screened by the Sub-Adviser’s proprietary quantitative tool, the Argent Alpha Model. The Argent Alpha Model is a dynamic, 25 factor tool that ranks stocks from 1 to 10 via factors that are grouped into four main categories. The factors are categorized in groups for research reasons as those within each group tend to correlate with each other more than they correlate with the other groups. The four factor categories in the Argent Alpha Model are the following:
Value
Value factors measure whether a stock is rich or cheap compared to other stocks in its sector. An example of a value factor in the Argent Alpha Model is price to free cash flow. Value factors tend to work best during those periods characterized as “value” markets.
Growth
Growth factors measure how fast a stock’s sales, earnings and cash flows are growing relative to other stocks in their sector. An example of a growth factor in the Argent Alpha Model is the Sub-Advisor’s proprietary measure of unexpected cash flow from operations which identifies companies generating a higher cash flow from operations than in the past. Growth factors tend to work best during those periods characterized as “growth” markets.
Quality
Quality factors measure the quality of a company’s earnings, balance sheet and stewardship of capital. An example of a quality factor in the Argent Alpha Model is cash flow return on assets. Quality factors tend to work best during those periods characterized as “quality” markets.
Stability
The stability factors exhibit low correlation to each other and low correlation to the factors in the other three groups. An example of a stability factor in the Argent Alpha Model is a ratio of a company’s balance sheet cash to its market cap. The Sub-Adviser looks for companies that can evolve and thrive in changing business environments which it believes helps moderate downside risk. These companies tend to have above-average returns on capital, sustainable business models, and sustainable competitive advantages. Companies that make it through this diligent, fundamental analysis are what the Sub-Adviser considers to be high quality, enduring businesses.
Proprietary analysis is performed to identify outperforming factors from the Argent Alpha Model in each sector. The investment process is bottoms-up and focuses on individual stocks from the investment universe that meet our investment criteria. Sector allocation is an artifact of the bottoms-up process. Companies within each sector with positive exposure to the outperforming factors are eligible to move on to the next step in the investment process. Additional proprietary analysis is performed to identify those stocks that historically outperform when the Argent Alpha Model ranks them as a buy candidate. Approximately 120 companies make it through this portion of our selection process.
The remaining companies are then segregated into “current market” and “future market” segments, based upon internal analysis that determines whether or not a company is best positioned to outperform in the current market cycle or a future market cycle (the “Market Cycle Model”). The Sub-Adviser’s Market Cycle Model seeks to balance the Fund’s portfolio between securities that are believed to provide both current growth opportunities as well as future market conditions (i.e., value investment opportunities).
Companies are generally purchased at approximately a 2% weight in the Fund and can grow to a cap of approximately 8%. All stocks in the portfolio are continually monitored, but overall model changes generally occur monthly. Model changes may occur more frequently when major events such as public health crises, geopolitical events such as war or terrorism, trade disputes, economic shocks, amongst others are believed by the Sub-Adviser to likely have an impact on the Fund’s portfolio. The Sub-Adviser’s sell discipline is guided by the same process used to originally screen the investment universe. The Sub-Adviser will generally sell an investment if fundamentals supporting the stock’s value deteriorate, the quantitative screening process indicates prospects for the investment have deteriorated or when a better investment opportunity becomes available. The Sub-Adviser does not anticipate high portfolio turnover as it seeks to invest in these companies for the long term.

PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
American Depositary Receipts. The Fund’s investments may be include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Growth-Style Investing Risk. Stocks of companies the Sub-Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Sub-Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Sub-Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Sub-Adviser’s belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Sub-Adviser’s assessment of a stock’s intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Industrials Sector Risk. The Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE, Arca Inc. (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.argentetfs.com or by calling the Fund at (215) 882-9983.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2024 was 6.62%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 17.31% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was -3.27% (quarter ended September 30, 2023).
Average Annual Total Returns
(for periods ended December 31, 2023)

Argent Mid Cap ETF	1 Year	Since Inception (08/16/2022)
Return Before Taxes	31.27%	15.50%
Return After Taxes on Distributions	31.13%	15.36%
Return After Taxes on Distributions and Sale of Shares	18.60%	11.87%
Russell 3000 Index (reflects no deduction for fees or expenses)	25.96%	8.93%
Russell Midcap Index* (reflects no deduction for fees or expenses)	17.23%	4.91%
*The Fund has changed its benchmark to the Russell 3000 Index, which represents the overall domestic equity market in which the Fund invests.

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Argent Capital Management LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
Kirk McDonald, CFA, Portfolio Manager and Senior Research Analyst of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since 2022.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.